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                                                                    EXHIBIT 23.4





                CONSENT OF WOOD, PHILLIPS, KATZ, CLARK & MORTIMER


      As patent counsel for Encysive Pharmaceuticals Inc., we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Amendment No. 3 to the Registration Statement of Encysive Pharmaceuticals Inc. on Form S-3 (Registration No. 333-108107).



                                        /s/ Martin L. Katz
                                        ----------------------------------------
                                        Martin L. Katz
                                        Wood, Phillips, Katz, Clark & Mortimer




Chicago, Illinois
November 14 2003